EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of EPAM Systems, Inc. (the "Company") for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Arkadiy Dobkin, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(i)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 10, 2014

/s/ Arkadiy Dobkin
Arkadiy Dobkin

Chairman, Chief Executive Officer and President (principal executive officer)